PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “UltraSector ProFunds,” “Currency/Bond Benchmarked ProFunds” and the Money Market ProFund, as follows (each, a “ProFund” and collectively, the “ProFunds”):

CLASSIC PROFUNDS	ULTRASECTOR PROFUNDS
Bull	Banks
Mid-Cap	Basic Materials
Small-Cap	Biotechnology
OTC	Consumer Goods
Large-Cap Value	Consumer Services
Large-Cap Growth	Financials
Mid-Cap Value	Health Care
Mid-Cap Growth	Industrials
Small-Cap Value	Internet
Small-Cap Growth	Leisure Goods
Europe 30	Mobile Telecommunications
Oil & Gas
Oil Equipment, Services & Distribution
ULTRA PROFUNDS	Pharmaceuticals
UltraBull	Precious Metals
UltraMid-Cap	Real Estate
UltraSmall-Cap	Semiconductor
UltraDow 30	Technology
UltraOTC	Telecommunications
UltraJapan	Utilities

INVERSE PROFUNDS
Short Mid-Cap	CURRENCY/ BOND
Short Small-Cap	BENCHMARKED PROFUNDS
Short Dow 30	U.S. Government Plus
Short OTC	Rising Rates Opportunity
UltraBear	Rising Rates Opportunity 10
UltraShort Mid-Cap	Rising U.S. Dollar
UltraShort Small-Cap	Falling U.S. Dollar
UltraShort Dow 30
UltraShort OTC
MONEY MARKET PROFUND

Each ProFund offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares. Class A Shares are not currently available for purchase and are offered through a separate SAI. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other ProFunds, Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Scudder Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses.

The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. The non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with ProFunds’ Prospectus, dated May 1, 2005, for the applicable class of shares, which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the ProFunds’ annual report for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2005.

STATEMENT OF ADDITIONAL INFORMATION

PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Fifty-five series are discussed herein and other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Shares of any ProFund may be exchanged, without any charge, for shares of any other ProFund on the basis of the respective net asset values of the shares involved, provided that certain minimum investment levels are maintained (see “Shareholders Services — Exchanging ProFund Shares” in the Prospectus). The ProFunds (excluding the Money Market ProFund) are classified as non-diversified. The investments made by a ProFund and the results achieved by ProFund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by ProFund Advisors LLC, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 (the “Advisor”). Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Asset Management, Inc. (“DeAM”), headquartered at 280 Park Avenue, New York, New York 10017.

The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

It is the policy of the non-money market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. For purposes of the Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index. For purposes of the Falling U.S. Dollar ProFund, “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Board of Trustees believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its objective.

Certain ProFunds have non-fundamental investment policies obligating any such ProFund to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Trust’s Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the ProFunds’ respective benchmarks. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund’s benchmark, certain factors will tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

EQUITY SECURITIES

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. tax considerations may apply to a ProFund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market size for such securities and a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds’ shareholders.

Each non-money market ProFund also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The Europe 30 ProFund and UltraJapan ProFund are subject to the general risks associated with foreign investment. Because each of these ProFunds focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The Europe 30 ProFund focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Japanese Companies

The UltraJapan ProFund invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan. Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan’s economic problems. Japan’s currency, the “yen,” has had a history of unpredictable and volatile movements against the dollar; a weakening yen hurts U.S. investors holding yen-denominated securities or instruments giving economic exposure to such instruments. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign trade overseas is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

DEPOSITARY RECEIPTS

Each non-money market ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) and in particular, Falling U.S. Dollar, Europe 30 ProFund, UltraJapan ProFund, Pharmaceuticals UltraSector ProFund and Precious Metals UltraSector ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. The U.S.-traded Nikkei futures and options contracts utilized by UltraJapan ProFund are not sensitive to changes in the dollar/yen exchange rate. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund, other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) and is therefore not subject to CPO registration and regulation under the CEA.

A ProFund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inverse to the futures contract. A ProFund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the AMEX, and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i)

there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Rising U.S. Dollar and Falling U.S. Dollar ProFunds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. These Rising U.S. Dollar and Falling U.S. Dollar ProFunds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

The non-money market ProFunds may engage in short sales. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

The ProFunds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds and their Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) (“CEWs(SM)”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (OCC). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs (SM)”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

The non-money market ProFunds may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The ProFunds may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). The ProFunds may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, the ProFunds may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The ProFunds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds’ use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market and other debt instruments that the non-money market ProFunds may utilize for investment purposes, as “cover” for other investment techniques these non-money market ProFunds employ, or for liquidity purposes. The types of instruments that the Money Market ProFund may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds also may invest if consistent with their investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The non-money market ProFunds may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (CDs) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund depending on the amount of a bank’s obligations that the ProFund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

The non-money market ProFunds may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs(SM)”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

The non-money market ProFunds may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

The non-money market ProFunds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The non-money market ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each ProFund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. The non-money market ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The non-money market ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

The non-money market ProFunds may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds employ, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds will be monitored by the Advisor and, in the case of Money Market ProFund, DeAM. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% (10% with respect to Money Market ProFund) of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor and, in the case of Money Market ProFund, DeAM, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolio intends to use the reverse repurchase technique only when it will be to the ProFund/Portfolio’s advantage to do so. The Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolio will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund/Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund may invest all or part of the ProFund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds (other than the Portfolio, except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Inverse ProFunds will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund will not lend more than 33 1/3% of the value of the ProFund’s total assets and the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund’s/Portfolio’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by DeAM (or its affiliate) and DeAM may serve as the Portfolio’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s net asset value. A ProFund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market ProFund) of the ProFund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund/Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund’s/Portfolio’s shareholders will indirectly bear the ProFund’s/Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund/Portfolio to the ProFund’s/Portfolio’s own investment adviser and the other expenses that the ProFund/Portfolio bears directly in connection with the ProFund’s/Portfolio’s own operations.

In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission. As a shareholder of another money market fund, the

Portfolio would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

ILLIQUID SECURITIES

Each ProFund and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund’s/Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or DeAM considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the Portfolio’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio’s net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees of ProFunds has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to DeAM. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DeAM, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DeAM will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DeAM to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DeAM deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS

AND ASSET-BACKED SECURITIES (MONEY MARKET PROFUND AND THE PORTFOLIO)

COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or if not rated must be believed by DeAM to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DeAM, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DeAM to be of comparable quality.

CREDIT ENHANCEMENT. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The nature of the ProFunds will cause the ProFunds to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. Because each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the ProFund’s investors, it is difficult to estimate what the ProFund’s actual portfolio turnover rate will be in the future. ProFunds expects, however, that the portfolio turnover experienced by the ProFunds will be substantial. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort OTC ProFund, UltraSector ProFunds and U.S. Government Plus ProFund and Rising Rates Opportunity ProFund employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund is a “non-diversified” series. A non-money market ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DeAM at 1-800-730-1313.

The ProFunds’ Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

Each ProFund and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of a “vote” of a “majority of the outstanding voting securities” of the ProFund or the Portfolio, as that phrase is defined in the 1940 Act. The phrase “vote of a majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. (All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A non-money market ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, Short Dow 30 ProFund, Short Mid-Cap ProFund, Ultra Dow 30 ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, Dow 30 ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. Each UltraSector ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and Statement of Additional Information.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the Prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

Under investment policies adopted by Money Market ProFund, and by the Portfolio, each of Money Market ProFund and Portfolio may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the market value of the ProFund’s or the Portfolio’s total assets (including the amount borrowed), as the case may be, calculated in each case at market value.

2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

4.	Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks, however, nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities (to the extent these securities are illiquid, they will be subject to the ProFund’s or Portfolio’s 10% limitation in illiquid securities), provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

9.	Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the ProFund’s assets in an open-end management investment company with substantially the same investment objective as the ProFund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFunds’ assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or DeAM owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio’s (ProFund’s) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

2.	pledge, mortgage or hypothecate for any purpose in excess of 5% of the Portfolio’s (ProFund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

3.	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4.	sell any security that it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5.	invest for the purpose of exercising control or management;

6.	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio’s (ProFund’s) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time. The Portfolio (ProFund) has no current intention to engage in short selling.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, of any other later change.

The Money Market ProFund will comply with the state securities laws and regulations of all states in which they are registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Money Market ProFund, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class (in the case of Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund. Money Market ProFund’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ/NMS, are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for NASD traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ Stock Market) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior that time at which a ProFund calculates net asset value. Alternatively if there is no sale on that day, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

The Portfolio will use the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund’s net asset value. The Board of Trustees of the Portfolio has indicated that it will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

Because the valuation of the Portfolio’s securities is based on their amortized cost, it does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures designed to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio’s assets by using available market quotations.

Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce his or her investment in the Portfolio on each day the Portfolio determines its Net Asset Value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the Net Asset Value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate Net Asset Value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund’s shares. Therefore, in selecting brokers to effect transactions in ProFunds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund, because the ProFunds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2004, the following ProFunds held securities of regular brokers or dealers to the Trust:

	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund during the
ProFund	fiscal year ended December 31, 2004	Name of Broker or Dealer
Bull ProFund	$2,714,702	Citigroup, Inc.
	189,351	Merrill Lynch & Co., Inc.
	311,293	Prudential Financial, Inc.
Mid-Cap ProFund	734,099	Fidelity National Financial, Inc.
Large-Cap Value ProFund	2,351,378	Citigroup, Inc.
	232,347	Lehman Brothers, Inc.
	515,935	Merrill Lynch & Co., Inc.
	273,701	Prudential Financial, Inc.
Mid-Cap Value ProFund	1,280,404	Fidelity National Financial, Inc.
UltraBull ProFund	3,542,916	Citigroup, Inc.
	273,508	Merrill Lynch & Co., Inc.
	406,264	Prudential Financial, Inc.
UltraMid-Cap ProFund	662,579	Fidelity National Financial, Inc.
UltraDow 30 ProFund	1,526,872	Citigroup, Inc.
Banks UltraSector ProFund	1,054,515	Citigroup, Inc.
Financials UltraSector ProFund	521,742	Citigroup, Inc.
	15,665	Fidelity National Financial, Inc.
	108,363	Merrill Lynch & Co., Inc.
	59,247	Prudential Financial, Inc.

MONEY MARKET PROFUND AND THE PORTFOLIO

DeAM is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DeAM in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DeAM seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DeAM routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by DeAM with the principal market makers for these securities unless DeAM reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DeAM does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DeAM is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. DeAM, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, DeAM may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with DeAM’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DeAM may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, DeAM may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by DeAM to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to DeAM in providing services to clients other than the fund making the trade, and not all such information is used by DeAM in connection with such fund. Conversely, such information provided to DeAM by broker-dealers through which other clients of DeAM effect securities transactions may be useful to DeAM in providing services to the fund.

DeAM will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by DeAM are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DeAM may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DeAM, and in accordance with procedures approved by the Portfolio’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Brokerage Commissions

For the fiscal years ended December 31, 2002, 2003 and 2004, each non-money market ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 12/31
	2002	2003	2004
Bull ProFund	$722,189	$201,425	$225,127
Mid-Cap ProFund	266,292	70,209	82,356
Small-Cap ProFund	119,124	135,138	123,527
OTC ProFund	6,317	30,226	33,629
Large-Cap Value ProFund	209,290	289,163	302,580
Large-Cap Growth ProFund	46,268	86,949	108,705
Mid-Cap Value ProFund	405,760	279,863	483,357
Mid-Cap Growth ProFund	142,601	121,719	122,761
Small-Cap Value ProFund	695,309	409,173	592,057
Small-Cap Growth ProFund	214,641	216,110	229,401
Europe 30 ProFund	76,359	102,819	98,607
UltraBull ProFund	992,483	258,926	243,533
UltraMid-Cap ProFund	907,285	90,804	129,434
UltraSmall-Cap ProFund	783,337	197,809	428,254
UltraDow 30 ProFund	25,750	144,693	235,615
UltraOTC ProFund	114,942	130,502	204,105
UltraJapan ProFund	117,208	222,422	259,573
Bear ProFund	49,800	43,160	19,170
Short Small-Cap ProFund	15,148	42,774	84,313
Short OTC ProFund	5,920	25,633	47,443
UltraBear ProFund	262,633	191,675	91,415
UltraShort Mid-Cap ProFund	N/A	N/A	16,214
UltraShort Small-Cap ProFund	N/A	N/A	77,926
UltraShort Dow 30 ProFund	N/A	N/A	11,848
UltraShort OTC ProFund	102,516	114,646	131,070
Banks UltraSector ProFund	30,648	8,528	24,513

	BROKERAGE COMMISSIONS FYE 12/31
	2002	2003	2004
Basic Materials UltraSector ProFund	117,641	54,263	47,781
Biotechnology UltraSector ProFund	13,911	22,663	8,078
Consumer Goods UltraSector ProFund	N/A	N/A	23,329
Consumer Services UltraSector ProFund	N/A	N/A	13,608
Financials UltraSector ProFund	58,033	46,303	31,441
Health Care UltraSector ProFund	33,481	15,343	32,077
Industrials UltraSector ProFund	N/A	N/A	61,564
Internet UltraSector ProFund	18,283	31,552	16,504
Mobile Telecommunications UltraSector ProFund	125,119	142,190	103,859
Oil & Gas UltraSector ProFund	46,132	68,706	100,713
Pharmaceuticals UltraSector ProFund	37,097	62,373	26,782
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	278,627	171,393	293,837
Semiconductor UltraSector ProFund	28,514	56,860	34,099
Technology UltraSector ProFund	53,463	31,231	27,501
Telecommunications UltraSector ProFund	72,108	44,211	49,318
Utilities UltraSector ProFund	76,684	101,434	91,388
U.S. Government Plus ProFund	70	2,142	9,089
Rising Rates Opportunity ProFund	-0-	21,780	58,531
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2004.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (115) Access One Trust (8)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	ProFunds (115) Access One Trust (8)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (115) Access One Trust (8)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President Secretary	Indefinite; February 2003 to present April 1997 to February 2003	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. from January 1999 until October 2002.

Marc R. Bryant 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 2/66	Secretary	Indefinite; February 2003 to present	Vice President and General Counsel of the Advisor, (January 2005 to present); Vice President and Chief Legal Counsel (July 2001 to December 2004); GE Investment Management Inc.: Vice President and Associate General Counsel (April 1998 to June 2001); Kirkpatrick & Lockhart LLP: Attorney (Prior to April 1998).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee, whose function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, and to oversee the quality and objectivity of the Trust’s financial statements and the audit thereof. The Audit Committee currently consists of Messrs. Reynolds and Wachs. The Audit Committee held two (2) meetings during the fiscal year ended December 31, 2004.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2004.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	Over 100,000	Over 100,000

As of April 1, 2005, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2004.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended December 31, 2004, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$20,500	$0	$0	$20,500
Michael C. Wachs, Trustee	$20,500	$0	$0	$20,500

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Prior to January 1, 2004, the Trust paid each Trustee who is not an employee of the Advisor or its affiliates $2,500 for attendance at each regular meeting of the Board of Trustees and $500 for attendance at each special meeting of the Board of Trustees. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. Effective January 1, 2004, each Trustee who is not an employee of the Advisor or its affiliates shall be entitled to compensation for his services as Trustee at the rate of (i) $10,000 per year; (ii) an additional $2,500 for each Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $1,500 per special meeting attended by him in person; and (iv) an additional $500 per each board meeting participated in by him via telephone. Effective January 1, 2005, the Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

MANAGEMENT OF THE SCUDDER CASH MANAGEMENT PORTFOLIO

Trustees and Officers

The overall business and affairs of the Portfolio are managed by its Board of Trustees. The Board approves all significant agreements between the Portfolio and persons or companies furnishing services to the Portfolio, including the Portfolio’s agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Portfolio’s affairs and for exercising the Portfolio’s powers except those reserved for the shareholders and those assigned to the Portfolio’s advisor, DeAM, or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each Officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Portfolio and the Portfolio’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Portfolio. Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Portfolio’s operations is One South Street, Baltimore, Maryland, 21202.

Information Concerning Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Scudder Funds and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years	Number of Scudder Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 and Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation(3) (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.(3) (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	52

Richard R. Burt 2/03/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (since September 2002 ); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc. (3) (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc. (3) International Advisory Council (since July 1996); Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining(3) (mining and exploration) (1998–February 2001), Archer Daniels Midland Company(3) (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation(3) (April 1996-2004).	55

Name, Date of Birth, Position with the Scudder Funds and Length of Time Served(1),(2)	Business Experience and Directorships During the Past 5 Years	Number of Scudder Funds in the Fund Complex Overseen
S. Leland Dill 3/28/30 Trustee since 1990	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	52

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund) ; Trustee of the TIAA-CREF Mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985 - January 2001).	52

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co–Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	52

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open–end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	52

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	52

Philip Saunders, Jr. 10/11/35 Trustee since 1990	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	52
William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-October 2003).	52

Interested Trustee

Name, Date of Birth, Position with the Scudder Funds and Length of Time Served(1), (2)	Business Experience and Directorships During the Past 5 Years	Number of Scudder Funds in the Fund Complex Overseen
William N. Shiebler(4) 2/06/42 Trustee since 2004	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	135

Officers

Name, Date of Birth, Position with the Scudder Funds and Length of Time Served(1), (2)	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters(5) 7/14/60 President and Chief Executive Officer since 2004	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004), Scudder Global Commodities Stock Fund, Inc. (since July 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management

Kenneth Murphy(6) 10/13/63 Vice President and Anti–Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000 to present). Formerly, Director, John Hancock Signature Services (1992–2000).

Paul H. Schubert(5) 1/11/63 Chief Financial Officer, since 2004	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Charles A. Rizzo(6) 8/05/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

John Millette(6) 8/23/62 Secretary since 2003	Director, Deutsche Asset Management

Lisa Hertz(5) 8/21/70 Assistant Secretary, since 2004	Vice President, Deutsche Asset Management

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management (2002 to present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998); Director, Deutsche Global Funds Ltd. (2002-2004).

Caroline Pearson(6) 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Name, Date of Birth, Position with the Scudder Funds and Length of Time Served(1), (2)	Business Experience and Directorships During the Past 5 Years
Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Kevin M. Gay(6) 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management

Salvatore Schiavone(6) 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo(6) 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Philip Gallo(5) 8/02/62 Chief Compliance Officer since 2004	Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

(1)	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

(2)	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Cash Management Portfolio of which these funds are a series.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 280 Park Avenue, New York, New York 10017.

(5)	Address: 345 Park Avenue, New York, New York 10154.

(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustee Ownership in the Scudder Funds(1)

Trustee	Dollar Range of Beneficial Ownership in the Portfolio	Aggregate Dollar Range of Ownership as of December 31, 2004 in all Funds Overseen by Trustee in the Scudder Family of Investment Companies(2)
Independent Trustees:
Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
William N. Shiebler	None	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Ownership in Securities of DeAM and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund Complex (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt	None	None	N/A	N/A	N/A
S. Leland Dill	None	None	N/A	N/A	N/A
Martin J. Gruber	None	None	N/A	N/A	N/A
Joseph R. Hardiman	None	None	N/A	N/A	N/A
Richard J. Herring	None	None	N/A	N/A	N/A
Graham E. Jones	None	None	N/A	N/A	N/A
Rebecca W. Rimel	None	None	N/A	N/A	N/A
Philip Saunders, Jr.	None	None	N/A	N/A	N/A
William N. Searcy	None	None	N/A	N/A	N/A

As of December 31, 2004 the Trustees and officers of the Portfolio owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Money Market ProFund’s knowledge, as of December 31, 2004, no person owned of record or beneficially 5% or more of any class of the Money Market ProFund’s outstanding shares.

Information Concerning Committees and Meetings of Trustees of the Portfolio

The Board of Trustees of the Portfolio met nine times during the calendar year ended December 31, 2004 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Portfolio, confers with the independent registered public accounting firm regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Dill (Chair), Jones, Herring, Searcy and Saunders. The Audit Committee met seven times during the calendar year ended December 31, 2004.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met three times during the calendar year ended December 31, 2004.

*Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Portfolio in accordance with the Portfolio’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee with Messrs. Burt, Dill, Hardiman, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met six times during the calendar year ended December 31, 2004.

Additional Committees. The Board of Trustees has established a Fixed Income Committee and an Equity Committee. The members of the Fixed Income Committee are Messrs. Dill, Jones and Searcy (Chairperson) and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber (Chairperson), Hardiman, Herring and Saunders. The Fixed Income and Equity Committees periodically review the investment performance of the Portfolio. The Fixed Income Committee met five times and the Equity Committee met five times during the calendar year ended December 31, 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Burt, Gruber, Herring (Chairperson), Jones, Shiebler and Ms. Rimel. This committee was established December 2004 and therefore held one meeting during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Messrs. Burt, Dill and Hardiman and Ms. Rimel (Chairperson). This committee was established December 2004 and met one time in 2004.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Dill, Hardiman, Saunders and Searcy. This committee met five times in 2004.

Remuneration. Officers of the Portfolio receive no direct remuneration from the Portfolio. Officers and Trustees of the Portfolio who are officers or Trustees of Deutsche Asset Management or DeAM may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Portfolio receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of DeAM or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of DeAM, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The following table shows compensation received by each Trustee from the Portfolio and aggregate compensation from the Fund Complex during calendar year 2004.

Name of Trustee	Compensation from Portfolio	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation Paid to Trustee from the Portfolio and the Fund Complex (1),(3)
Richard R. Burt(4)	$47,078	$0	$198,370
S. Leland Dill	$43,034	$0	$155,500
Martin J. Gruber	$37,895	$0	$136,000
Joseph R. Hardiman (2)	$38,923	$0	$139,000
Richard J. Herring(2)	$38,612	$0	$138,000
Graham E. Jones	$38,254	$0	$137,000
Philip Saunders, Jr. (2)	$38,612	$0	$138,000
(2)
William N. Searcy	$40,942	$0	$149,500

(1)	During calendar year 2004, the total number of funds overseen by each Trustee was 55 funds except for Mr. Burt who oversaw 58 funds.

(2)	Of the amounts payment to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $144,897, $57,154, $56,554 and $126,888, respectively, was deferred pursuant to a deferred compensation plan.

(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $31,120 for Mr. Burt, $3,000 for Mr. Dill, $3,000 for Mr. Gruber, $3,000 for Mr. Hardiman, $4,000 for Mr. Herring, $3,000 for Mr. Jones, $31,120 for Ms. Rimel, $4,000 for Mr. Saunders and $2,000 for Mr. Searcy. These meeting fees were borne by the Funds.

(4)	Mr. Burt also served on the Germany Funds Board in 2004, for which he received the compensation indicated.

Certain funds in the Scudder Fund Complex, including the Portfolio, have adopted a Retirement Plan for Trustees who are not employees of the Portfolio, the Portfolio’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt, 2 years.

Estimated Annual Benefits Payable By Scudder Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Portfolio participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Agreement to Indemnify Independent Directors/Trustees of the Scudder Funds for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Scudder Funds, including the Portfolio, the Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolio or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, its directors and officers, the Portfolio’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Scudder Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Scudder Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or its shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This agreement by the Portfolio’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Portfolio.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October, 1997 and most recently amended and restated as of December 15, 2004 (the “Agreement” or “Advisory Agreement”), each non-money market ProFund, except the OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). OTC ProFund, UltraJapan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.50% and 0.50%, respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D. who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust.

The Board last approved the Advisory Agreement at a meeting held on December 15, 2004. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each ProFund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year ended December 31; (v) information regarding advisory fees earned versus advisory fees waived for the past three fiscal years and the most recent six-month fiscal period ended June 30; (vi) performance correlation analysis showing how each Fund performed versus its benchmark index for the prior fiscal year ended December 31 and the most recent six-month fiscal period ended June 30; (vii) detailed comparative industry fee data; and (viii) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each ProFund’s compliance with regulatory requirements and Trust procedures.

The Board carefully evaluated this information, and was advised by legal counsel (including independent legal counsel for the Independent Trustees) with respect to its deliberations. The Trustees decided to approve the Advisory Agreement on the basis of the following considerations, among others:

•	The fairness and reasonableness of the investment advisory fee payable to ProFund Advisors under the Advisory Agreement in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies including investment companies offering services similar in nature and extent to the ProFunds (“peer group funds”). Although there are a limited number of peer group funds, the Trustees found that in all cases the investment advisory fees were competitive with their peer group funds;

•	The nature, quality and extent of the investment advisory services provided by ProFund Advisors, in light of the high quality services provided by ProFund Advisors in its management of the ProFunds and the ProFunds’ historic performance, including the success of the ProFunds in tracking benchmarks and achieving stated investment objectives. The Trustees found that in all cases ProFunds Advisor’s investment techniques and brokerage products had produced very high correlations between daily performance of the ProFunds and the relevant benchmarks;

•	The Advisor’s entrepreneurial commitment to the management of the ProFunds and the creation of a broad-based family of funds, which could entail a substantial commitment of ProFund Advisor’s assets to the successful operation of the ProFunds;

•	The Advisor’s representations regarding its staffing and capabilities to manage the ProFunds, including the retention of personnel with portfolio management experience relevant to ProFunds, including expertise with respect to the derivatives strategies applied to produce high performance correlations for all of the ProFunds; and

•	The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of ProFund Advisors uniformly applied to all ProFunds.

Because the objective of the ProFunds is to seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark, the Trustees, including the Independent Trustees, paid particular attention to information they had received relating to the correlation of each Fund to its benchmark. In this connection, the Trustees, including the Independent Trustees, considered the mathematical effect of compounding on the daily correlations, the portfolio management challenges posed by the cash flows in and out of the Funds, and ProFunds Advisors’ success in using swaps, futures and other sophisticated portfolio instruments to meet the challenges posed by those cash flows. The Trustees also considered steps taken by ProFunds Advisors to minimize commissions and other trading costs for portfolio transactions as a way of seeking to maximize the daily correlation of each Fund to its benchmark. In the case of Funds whose benchmark is a multiple of an index, the Trustees also took into account the heightened challenges posed by the need to calibrate and adjust market exposures for those Funds. The Trustees concluded that the correlations achieved by the ProFunds were consistent with the expectations of the Board and the shareholders. This was a material factor in the decision of the Trustees, including the Independent Trustees, to reapprove the advisory contracts for all ProFunds that would otherwise have expired.

The Board also considered the profitability to the Advisor of investment advisory services provided under the Advisory Agreement, as well as so-called “fall-out” benefits such as profitability to the Advisor under the Management Services Agreement with ProFunds (as discussed below).

In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Advisory Agreement was consistent with the best interests of each ProFund and its shareholders.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and ProFund Advisors under which ProFund Advisors serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and ProFund Advisers directly invests the assets of Money Market ProFund.

For the fiscal years ended December 31, 2002, 2003 and 2004, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds. The “Earned” columns in the table below include amounts due for investment advisory services provided during the specified fiscal year but do not include amounts that the Advisor recouped pursuant to any applicable expense limitation agreements with ProFunds:

	2002		2003		2004
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$446,581	-0-	$722,866	-0-	826,449	-0-
Mid-Cap ProFund	72,748	40,198	364,523	-0-	721,203	-0-
Small-Cap ProFund	138,533	5,028	956,961	-0-	969,399	-0-
OTC ProFund	157,606	-0-	747,046	-0-	600,722	-0-
Large-Cap Value ProFund	57,126	-0-	133,172	17,795	314,134	-0-
Large-Cap Growth ProFund	47,065	-0-	230,875	-0-	96,870	-0-
Mid-Cap Value ProFund	128,704	16,115	263,334	-0-	529,383	-0-
Mid-Cap Growth ProFund	38,002	33,622	68,480	13,253	103,437	-0-
Small-Cap Value ProFund	252,240	7,731	370,574	-0-	867,577	-0-
Small-Cap Growth ProFund	55,223	34,520	257,352	-0-	428,964	-0-
Europe 30 ProFund	33,027	15,576	79,920	-0-	216,170	-0-
UltraBull ProFund	531,275	-0-	714,047	-0-	1,142,090	-0-
UltraMid-Cap ProFund	281,589	38,138	197,846	-0-	600,442	-0-
UltraSmall-Cap ProFund	339,984	-0-	622,930	-0-	1,424,477	-0-
UltraDow 30 ProFund	16,274	9,353	93,534	-0-	276,820	-0-
UltraOTC ProFund	1,849,647	-0-	2,316,567	-0-	3,396,886	-0-
UltraJapan ProFund	88,212	32,276	229,388	-0-	509,107	-0-
Bear ProFund	304,545	-0-	416,787	-0-	309,146	-0-
Short Small-Cap ProFund	364,165	-0-	375,613	-0-	406,572	-0-
Short OTC ProFund	40,066	7,838	161,524	-0-	246,139	-0-
UltraBear ProFund	855,202	-0-	1,078,002	-0-	892,765	-0-
UltraShort Mid-Cap ProFund	N/A	N/A	N/A	N/A	52,996	-0-
UltraShort Small-Cap ProFund	N/A	N/A	N/A	N/A	397,959	-0-
UltraShort Dow 30 ProFund	N/A	N/A	N/A	N/A	12,896	4,406
UltraShort OTC ProFund	973,472	-0-	1,043,499	-0-	1,352,135	-0-
Banks UltraSector ProFund	27,944	27,944	10,232	10,232	67,137	-0-
Basic Materials UltraSector ProFund	26,206	26,206	36,288	11,795	93,556	-0-
Biotechnology UltraSector ProFund	48,469	39,209	90,247	-0-	116,350	-0-
Consumer Goods UltraSector ProFund	N/A	N/A	N/A	N/A	32,391	19,025
Consumer Services UltraSector ProFund	N/A	N/A	N/A	N/A	7,183	7,183
Financials UltraSector ProFund	36,842	27,661	40,806	14,455	78,427	-0-
Health Care UltraSector ProFund	24,272	24,272	17,578	17,578	62,113	1,603
Industrials UltraSector ProFund	N/A	N/A	N/A	N/A	68,058	-0-
Internet UltraSector ProFund	55,066	17,183	193,563	-0-	375,446	-0-
Mobile Telecommunications UltraSector ProFund	28,535	11,098	44,033	9,941	279,859	-0-
Oil & Gas UltraSector ProFund	36,590	26,404	51,633	7,996	323,664	-0-
Pharmaceuticals UltraSector ProFund	26,178	26,178	34,814	9,769	82,700	-0-
Precious Metals UltraSector ProFund	28,126	17,705	256,498	-0-	403,648	-0-
Real Estate UltraSector ProFund	61,354	19,545	102,405	-0-	341,546	-0-
Semiconductor UltraSector ProFund	53,830	26,048	170,863	-0-	277,327	-0-
Technology UltraSector ProFund	40,659	24,931	48,596	13,191	71,326	-0-
Telecommunications UltraSector ProFund	20,358	15,152	14,845	14,845	49,299	-0-
Utilities UltraSector ProFund	33,114	18,545	56,756	14,023	116,555	-0-
U.S. Government Plus ProFund	17,825	9,164	63,576	-0-	158,053	-0-
Rising Rates Opportunity ProFund	42,553	-0-	961,443	-0-	4,274,023	-0-

Any ProFund, other than the Money Market ProFund, not appearing in the chart above had not commenced operations as of December 31, 2004.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2005 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.95%	2.95%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.68%	2.68%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.68%	2.68%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.95%	2.95%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.95%	2.95%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.95%	2.95%
UltraBear ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.68%	2.68%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.68%	2.68%
Basic Materials UltraSector ProFund	1.68%	2.68%
Biotechnology UltraSector ProFund	1.68%	2.68%
Consumer Goods UltraSector ProFund	1.68%	2.68%
Consumer Services UltraSector ProFund	1.68%	2.68%
Financials UltraSector ProFund	1.68%	2.68%
Health Care UltraSector ProFund	1.68%	2.68%
Industrials UltraSector ProFund	1.68%	2.68%
Internet UltraSector ProFund	1.95%	2.95%
Mobile Telecommunications UltraSector ProFund	1.95%	2.95%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.68%	2.68%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.95%	2.95%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.68%	2.68%
Telecommunications UltraSector ProFund	1.68%	2.68%
Utilities UltraSector ProFund	1.68%	2.68%
U.S. Government Plus ProFund	1.70%	2.70%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Falling U.S. Dollar ProFund	1.95%	2.95%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2002, 2003 and 2004, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2002	2003	2004
	Recouped	Recouped	Recouped
Bull ProFund	39,379	-0-	-0-
Mid-Cap ProFund	-0-	-0-	45,102
Small-Cap ProFund	-0-	6,034	-0-
OTC ProFund	19,400	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	21,354
Large-Cap Growth ProFund	-0-	-0-	-0-
Mid-Cap Value ProFund	-0-	11,350	-0-
Mid-Cap Growth ProFund	-0-	-0-	3,984
Small-Cap Value ProFund	-0-	11,472	-0-
Small-Cap Growth ProFund	-0-	11,812	41,424
Europe 30 ProFund	-0-	-0-	32,154
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	20,561	44,468
UltraSmall-Cap ProFund	24,000	143,732	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraOTC ProFund	-0-	-0-	-0-
UltraJapan ProFund	-0-	31,072	40,158
Bear ProFund	26,493	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short OTC ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	N/A	N/A	-0-
UltraShort Small-Cap ProFund	N/A	N/A	-0-
UltraShort Dow 30 ProFund	N/A	N/A	-0-
UltraShort OTC ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	-0-	12,459
Basic Materials UltraSector ProFund	-0-	-0-	15,347
Biotechnology UltraSector ProFund	-0-	-0-	39,489
Consumer Goods UltraSector ProFund	N/A	N/A	-0-
Consumer Services UltraSector ProFund	N/A	N/A	-0-
Financials UltraSector ProFund	-0-	-0-	21,708
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	N/A	N/A	-0-
Internet UltraSector ProFund	-0-	-0-	62,836
Mobile Telecommunications UltraSector ProFund	-0-	-0-	65,351
Oil & Gas UltraSector ProFund	-0-	-0-	64,545
Pharmaceuticals UltraSector ProFund	-0-	-0-	16,258
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	4,473	28,779
Semiconductor UltraSector ProFund	-0-	12,162	60,048
Technology UltraSector ProFund	-0-	-0-	12,904
Telecommunications UltraSector ProFund	-0-	-0-	4,106
Utilities UltraSector ProFund	-0-	-0-	45,438
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Money Market ProFund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for all non-money market ProFunds and 0.35% of its average daily net assets for Money Market ProFund.

If the Trust’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors for client support and administrative services under the Management Services Agreement shall be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund.

For the fiscal years ended December 31, 2002, 2003 and 2004, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

FYE 12/31

	2002		2003		2004
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$89,317	-0-	$144,574	-0-	165,291	-0-
Mid-Cap ProFund	14,550	8,040	72,905	-0-	144,242	-0-
Small-Cap ProFund	27,707	1,006	191,393	-0-	193,882	-0-
OTC ProFund	33,773	-0-	160,082	-0-	128,727	-0-
Large-Cap Value ProFund	11,425	-0-	26,634	3,559	62,827	-0-
Large-Cap Growth ProFund	9,413	-0-	46,175	-0-	19,374	-0-
Mid-Cap Value ProFund	25,741	3,223	52,667	-0-	105,878	-0-
Mid-Cap Growth ProFund	7,601	6,724	13,696	2,651	20,688	-0-

MANAGEMENT SERVICES FEES

FYE 12/31

	2002		2003		2004
	Earned	Waived	Earned	Waived	Earned	Waived
Small-Cap Value ProFund	50,448	1,546	74,115	-0-	173,517	-0-
Small-Cap Growth ProFund	11,045	6,904	51,471	-0-	85,794	-0-
Europe 30 ProFund	6,605	3,115	15,984	-0-	43,234	-0-
UltraBull ProFund	106,255	-0-	142,810	-0-	228,420	-0-
UltraMid-Cap ProFund	56,318	7,628	39,569	-0-	120,089	-0-
UltraSmall-Cap ProFund	67,997	-0-	124,587	-0-	284,898	-0-
UltraDow 30 ProFund	3,255	1,871	18,707	-0-	55,364	-0-
UltraOTC ProFund	369,931	-0-	463,316	-0-	679,384	-0-
UltraJapan ProFund	14,702	5,379	38,232	-0-	84,852	-0-
Bear ProFund	60,909	-0-	83,358	-0-	61,830	-0-
Short Small-Cap ProFund	72,834	-0-	75,123	-0-	81,315	-0-
Short OTC ProFund	8,013	1,568	32,305	-0-	49,228	-0-
UltraBear ProFund	171,041	-0-	215,601	-0-	178,555	-0-
UltraShort Mid-Cap ProFund	N/A	N/A	N/A	N/A	10,599	-0-
UltraShort Small-Cap ProFund	N/A	N/A	N/A	N/A	79,593	-0-
UltraShort Dow 30 ProFund	N/A	N/A	N/A	N/A	2,579	881
UltraShort OTC ProFund	194,695	-0-	208,701	-0-	270,430	-0-
Banks UltraSector ProFund	5,589	5,589	2,047	2,047	13,427	-0-
Basic Materials UltraSector ProFund	5,241	5,241	7,258	2,359	18,711	-0-
Biotechnology UltraSector ProFund	9,694	7,842	18,049	-0-	23,270	-0-
Consumer Goods UltraSector ProFund	N/A	N/A	N/A	N/A	6,478	3,805
Consumer Services UltraSector ProFund	N/A	N/A	N/A	N/A	1,437	1,437
Financials UltraSector ProFund	7,368	5,532	8,161	2,891	15,685	-0-
Health Care UltraSector ProFund	4,854	4,854	3,516	3,516	12,423	321
Industrials UltraSector ProFund	N/A	N/A	N/A	N/A	13,612	-0-
Internet UltraSector ProFund	11,013	3,437	38,713	-0-	75,090	-0-
Mobile Telecommunications UltraSector ProFund	5,707	2,220	8,807	1,988	55,972	-0-
Oil & Gas UltraSector ProFund	7,318	5,281	10,327	1,599	64,734	-0-
Pharmaceuticals UltraSector ProFund	5,236	5,236	6,963	1,954	16,540	-0-
Precious Metals UltraSector ProFund	5,625	3,541	51,300	-0-	80,730	-0-
Real Estate UltraSector ProFund	12,271	3,909	20,481	-0-	68,310	-0-
Semiconductor UltraSector ProFund	10,766	5,210	34,173	-0-	55,466	-0-
Technology UltraSector ProFund	8,132	4,986	9,719	2,638	14,265	-0-
Telecommunications UltraSector ProFund	4,072	3,030	2,969	2,969	9,860	-0-
Utilities UltraSector ProFund	6,623	3,709	11,351	2,805	23,311	-0-
U.S. Government Plus ProFund	5,348	2,749	19,073	-0-	47,417	-0-
Rising Rates Opportunity ProFund	8,511	-0-	192,289	-0-	854,813	-0-
Money Market ProFund	1,807,726	-0-	1,871,238	-0-	2,285,438	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2004.

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each portfolio manager as of December 31, 2004.

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
William Seale	87 ($6,987,342,572)	1 ($26,493,976)	0
George Foster	87 ($6,987,342,572)	1 ($26,493,976)	0
Olessia Burner	35 ($3,987,689,173)	0	0
Elisa Petit	36 ($4,027,417,841)	0	0
Michael Neches	47 ($2,217,599,372)	0	0
Howard Rubin	37 (4,699,110,507)	0	0
Hratch Najarian	47 ($2,217,599,372)	0	0
Christian Saarbach	4 ($934,600,884)	0	0
Erik Benke	35 ($3,987,689,173)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2004.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
William Seale	$0	$10,000-$50,000
George Foster	$1-$10,000	$1-$10,000
Olessia Burner	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Elisa Petit	$0	$0
Howard Rubin	$0	$0
Christian Saarbach	$0	$0
Erik Benke	$0	$0

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisory Contract Approval

The Investment Advisory Agreement had an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio Trust’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Trustees of the Portfolio Trust Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the Portfolio’s Investment Advisory Agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Portfolio/Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders. The Portfolio Trust or the Advisor may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The Investment Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Agreement relates, provided that nothing therein shall be deemed to be protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Investment Advisory Agreement.

For the fiscal years ended December 31, 2002, 2003 and 2004, DeAM earned $ 16,015,555, $ 18,100,274 and $17,577,775, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DeAM voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $2,513,697, $3,255,628 and $3,227,471, respectively.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DeAM, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DeAM, or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DeAM has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DeAM, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM or any such affiliate.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics (each a “Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s code are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The Codes are on file with the SEC and are available to the public.

The DeAM Code of Ethics (“The DeAM Code”) imposes restrictions on the ability of its employees who are “Access Persons” as defined in the Investment Advisers Act to invest in securities that may be recommended or traded in DeAM client accounts. The Code currently applies to all securities transactions (including transactions in equity or debt securities, government bonds, municipal bonds, exchange-traded securities, securities indices, derivatives of securities and similar instruments) and mutual fund transactions (including transactions in open-end and closed end mutual funds, excluding money market funds and other mutual funds specifically designed for short-term investment). The DeAM Code applies to all securities and specified mutual fund transactions in which employees have direct or indirect beneficial interest, influence and/or control.

Pursuant to the DeAM Code, employees are required to pre-clear all of their personal securities transactions in securities that are not exempt from the DeAM Code. Employees may not purchase a security pursuant to an initial public offering. The purchase of securities of open-end mutual funds is not subject to pre-clearance, but rather subject to quarterly reporting. The DeAM Code imposes a 30-day holding period for securities and mutual fund transactions with certain exceptions. The DeAM Code also imposes specific blackout period restrictions on securities that apply to certain employees. Further, employees must receive prior approval to serve on a board of a publicly traded company or to engage in certain other outside activities that may conflict with DeAM’s obligations to its clients.

All employees are subject to reporting obligations, including filing a quarterly personal securities transaction report. Employees are also required to disclose their securities and mutual fund accounts to the Firm upon hire and annually confirm the information.

Any employee who violates the DeAM Code may be subject to disciplinary actions, including sanctions and possible dismissal.

PROXY VOTING POLICY AND PROCEDURES FOR NON-MONEY MARKET PROFUNDS

Background

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year.

Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

The Money Market ProFund has delegated proxy voting to DeAM, subject to the Portfolio Board’s general oversight, with the direction that proxies should be voted consistent with the Money Market ProFund’s best economic interests. DeAM has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Money Market ProFund, and the interests of DeAM and its affiliates, including the Money Market ProFund’s principal underwriter. The Guidelines set forth DeAM’s general position on various proposals, such as:

•	Shareholder Rights - DeAM generally votes against proposals that restrict shareholder rights.

•	Corporate Governance - DeAM generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters - DeAM generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. DeAM generally votes for fair price proposals.

•	Compensation Matters - DeAM generally votes for executive cash compensation proposals, unless they are unreasonably excessive. DeAM generally votes against stock option plans that do not meet DeAM’s criteria.

•	Routine Matters - DeAM generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DeAM generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which DeAM or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). DeAM votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth DeAM’s general voting positions on various proposals, DeAM may, consistent with the Money Market ProFund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Portfolio Board or of a majority of the Portfolio Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment advisor or sponsor.

DeAM may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which DeAM resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If DeAM departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, DeAM’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that DeAM has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that DeAM has a material conflict, or if fewer than three voting members are eligible to participate in the proxy vote, typically DeAM will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, DeAM may not be able to vote proxies or DeAM may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, DeAM may not vote proxies on certain foreign securities due to local restrictions or customs. DeAM generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on the Portfolio’s web site at scudder.com (type “proxy voting” in the search field) — or on the SEC’s web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

DISCLOSURE OF PORTFOLIO HOLDINGS OF NON-MONEY MARKET PROFUNDS

A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to the ProFunds’ service providers (BISYS Fund Services, UMB, N.A., ProFunds Distributors, Inc.) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. As of the date of this SAI, the Trust has ongoing arrangements with the following entities to provide information about the ProFunds’ portfolio securities and does not pay compensation to any party in connection with such arrangement.

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUNDS AND THE PORTFOLIO

The Portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

Prior to any disclosure of the Portfolio’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

The Trust, as of January 1, 2004, pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.05% of aggregate average monthly net assets of $0 to $2 billion to 0.02% of aggregate average monthly net assets of $10 billion and over, on an annual basis.

For the fiscal years ended December 31, 2002, 2003 and 2004, BISYS, as Administrator, was paid administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

FYE 12/31

	2002	2003	2004
Bull ProFund	$30,715	$45,873	$36,332
Mid-Cap ProFund	4,730	22,675	31,812
Small-Cap ProFund	8,425	59,744	42,706
OTC ProFund	11,392	51,305	28,239
Large-Cap Value ProFund	-0-	6,502	13,863
Large-Cap Growth ProFund	-0-	12,735	4,257
Mid-Cap Value ProFund	8,405	16,227	23,470
Mid-Cap Growth ProFund	2,403	4,307	4,513
Small-Cap Value ProFund	15,128	23,099	38,141
Small-Cap Growth ProFund	3,427	16,428	18,493
Europe 30 ProFund	2,305	5,070	9,441
UltraBull ProFund	37,403	45,260	50,428
UltraMid-Cap ProFund	19,866	12,425	26,521
UltraSmall-Cap ProFund	23,832	38,921	62,559
UltraDow 30 ProFund	521	5,886	12,214
UltraOTC ProFund	130,035	146,365	150,090
UltraJapan ProFund	5,208	11,876	18,807
Bear ProFund	21,430	26,899	13,743
Short Small-Cap ProFund	11,062	24,280	18,156
Short OTC ProFund	1,612	10,466	10,968
UltraBear ProFund	60,672	69,113	39,645
UltraShort Mid-Cap ProFund	N/A	N/A	1,633
UltraShort Small-Cap ProFund	N/A	N/A	12,168
UltraShort Dow 30 ProFund	N/A	N/A	169
UltraShort OTC ProFund	69,246	66,392	60,030
Banks UltraSector ProFund	1,825	645	2,951
Basic Materials UltraSector ProFund	1,744	2,250	4,146
Biotechnology UltraSector ProFund	3,425	5,728	5,136
Consumer Goods UltraSector ProFund	N/A	N/A	804
Consumer Services UltraSector ProFund	N/A	N/A	178
Financials UltraSector ProFund	2,601	2,583	3,494
Health Care UltraSector ProFund	1,723	1,115	2,742
Industrial UltraSector ProFund	N/A	N/A	1,731
Internet UltraSector ProFund	3,789	12,121	16,399
Mobile Telecommunications UltraSector ProFund	1,952	2,798	12,234
Oil & Gas UltraSector ProFund	2,574	3,225	14,287
Pharmaceuticals UltraSector ProFund	1,835	2,200	3,656
Precious Metals UltraSector ProFund	1,150	16,114	17,787
Real Estate UltraSector ProFund	4,352	6,442	15,118
Semiconductor UltraSector ProFund	3,766	10,628	12,253
Technology UltraSector ProFund	2,851	3,068	3,131
Telecommunications UltraSector ProFund	1,400	943	2,179
Utilities UltraSector ProFund	2,303	3,585	5,118
U.S. Government Plus ProFund	1,178	6,033	10,549
Rising Rates Opportunity ProFund	2,001	59,816	188,307
Money Market ProFund	190,030	183,494	158,312

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2004.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust, as of January 1, 2005, pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the

Trust’s average monthly net assets in excess of $10 billion, on an annual basis. Prior to January 1, 2004, the Trust paid BISYS a fee ranging from 0.10% of average monthly net assets up to $1 billion to 0.0075% of average monthly net assets in excess of $5 billion, on an annual basis. Fees paid were subject to certain minimums.

For the fiscal years ended December 31, 2002, 2003 and 2004, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 12/31

	2002	2003	2004
Bull ProFund	$60,084	$76,366	$51,749
Mid-Cap ProFund	9,075	33,690	45,477
Small-Cap ProFund	16,068	90,826	60,828
OTC ProFund	22,442	89,749	40,151
Large-Cap Value ProFund	-0-	11,160	13,320
Large-Cap Growth ProFund	-0-	23,921	19,847
Mid-Cap Value ProFund	15,206	22,694	6,104
Mid-Cap Growth ProFund	4,756	6,837	33,739
Small-Cap Value ProFund	26,608	34,855	6,367
Small-Cap Growth ProFund	6,733	28,208	54,230
Europe 30 ProFund	4,401	8,443	25,641
UltraBull ProFund	71,004	74,608	72,175
UltraMid-Cap ProFund	36,960	19,445	38,040
UltraSmall-Cap ProFund	43,727	59,111	88,961
UltraDow 30 ProFund	1,046	9,319	17,500
UltraOTC ProFund	240,366	236,146	215,078
UltraJapan ProFund	9,824	17,519	27,121
Bear ProFund	41,591	48,824	19,870
Short Small-Cap ProFund	22,929	44,419	26,465
Short OTC ProFund	3,238	19,335	15,947
UltraBear ProFund	120,880	121,627	57,277
UltraShort Mid-Cap ProFund	N/A	N/A	2,348
UltraShort Small-Cap ProFund	N/A	N/A	17,841
UltraShort Dow 30 ProFund	N/A	N/A	227
UltraShort OTC ProFund	133,004	113,588	86,726
Banks UltraSector ProFund	3,417	1,035	4,208
Basic Materials UltraSector ProFund	3,251	3,245	5,964
Biotechnology UltraSector ProFund	6,628	9,568	7,354
Consumer Goods UltraSector ProFund	N/A	N/A	1,127
Consumer Services UltraSector ProFund	N/A	N/A	244
Financials UltraSector ProFund	4,825	4,247	5,064
Health Care UltraSector ProFund	3,458	1,856	3,937
Industrial UltraSector ProFund	N/A	N/A	2,477
Internet UltraSector ProFund	7,234	18,745	23,171
Mobile Telecommunications UltraSector ProFund	3,826	4,715	17,274
Oil & Gas UltraSector ProFund	4,719	4,866	20,402
Pharmaceuticals UltraSector ProFund	3,496	3,603	5,254
Precious Metals UltraSector ProFund	2,301	25,243	25,391
Real Estate UltraSector ProFund	8,211	10,226	21,731
Semiconductor UltraSector ProFund	6,972	15,716	17,575
Technology UltraSector ProFund	5,280	4,947	4,444
Telecommunications UltraSector ProFund	2,743	1,590	3,102
Utilities UltraSector ProFund	4,211	5,832	7,237
U.S. Government Plus ProFund	2,393	9,919	15,294
Rising Rates Opportunity ProFund	4,016	89,120	269,342
Money Market ProFund	-0-	-0-	-0-

Any ProFund not appearing in the charts above had not commenced operations as of December 31, 2004.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at a ProFund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

Investment Company Capital Corp (“ICCC” or the “Administrator”), an affiliate of DeAM at One South Street, Baltimore, Maryland 21201, serves as the administrator to the Portfolio in which the Money Market Profund invests all of its assets. Under the Administration and Services Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provide for the Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio’s average daily net assets. Under the Administration and Services Agreement, ICCC may delegate one or more of its responsibilities to others, including affiliates of ICCC, at ICCC’s expense. ICCC has delegated certain responsibilities to Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Portfolio’s advisor. SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. SFAC hired State Street Bank and Trust Company as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement.

Under the Administration and Services Agreement, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration for the Portfolio. ICCC will generally assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio’s Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2002, 2003 and 2004, ICCC earned $5,337,022, $5,998,410 and $5,861,096, respectively, as compensation for administrative and other services provided to the Portfolio.

CUSTODIANS

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian to the Portfolio.

For each of the ProFunds, the applicable custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, each custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the ProFunds. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states and the District of Columbia and offers shares of ProFunds on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds for serving as distributor, other than amounts received pursuant to the Distribution and Shareholder Service (12b-1) Plan. ProFunds Distributors, Inc.’s address is 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or ProFunds Distributors, Inc. (the “Distributor”) may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended December 31, 2004, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 12/31/04

	Sales Material and Advertising	Printing and Mailing Prospectuses to other than Current Shareholders	Compensation to Sales Personnel, Underwriters, and Broker-Dealers	Interest, Carrying, or Other Financing Charges	Other	Approximate Total Amount Spent With Respect to Each Fund
Bull ProFund	$0	$0	$220,504	$0	$0	$220,504
Mid-Cap ProFund	0	0	38,660	0	0	38,660
Small-Cap ProFund	0	0	252,834	0	0	252,834
OTC ProFund	0	0	168,872	0	0	168,872
Large-Cap Value ProFund	0	0	139,219	0	0	139,219
Large-Cap Growth ProFund	0	0	29,628	0	0	29,628
Mid-Cap Value ProFund	0	0	123,921	0	0	123,921
Mid-Cap Growth ProFund	0	0	43,402	0	0	43,402
Small-Cap Value ProFund	0	0	237,468	0	0	237,468
Small-Cap Growth ProFund	0	0	152,054	0	0	152,054
Europe 30 ProFund	0	0	79,394	0	0	79,394
UltraBull ProFund	0	0	142,032	0	0	142,032
UltraMid-Cap ProFund	0	0	84,416	0	0	84,416
UltraSmall-Cap ProFund	0	0	195,589	0	0	195,589
UltraDow 30 ProFund	0	0	85,807	0	0	85,807
UltraOTC ProFund	0	0	282,825	0	0	282,825
UltraJapan ProFund	0	0	35,373	0	0	35,373
Bear ProFund	0	0	48,525	0	0	48,525
Short Small-Cap ProFund	0	0	69,343	0	0	69,343
Short OTC ProFund	0	0	73,261	0	0	73,261
UltraBear ProFund	0	0	118,772	0	0	118,772
UltraShort Mid-Cap ProFund	0	0	6,505	0	0	6,505
UltraShort Small-Cap ProFund	0	0	67,385	0	0	67,385
UltraShort Dow 30 ProFund	0	0	934	0	0	934
UltraShort OTC ProFund	0	0	78,618	0	0	78,618
Banks UltraSector ProFund	0	0	20,961	0	0	20,961
Basic Materials UltraSector ProFund	0	0	18,831	0	0	18,831
Biotechnology UltraSector ProFund	0	0	22,060	0	0	22,060
Consumer Goods UltraSector ProFund	0	0	3,725	0	0	3,725
Consumer Services UltraSector ProFund	0	0	1,002	0	0	1,002
Financials UltraSector ProFund	0	0	27,059	0	0	27,059
Health Care UltraSector ProFund	0	0	15,879	0	0	15,879
Industrials UltraSector ProFund	0	0	4,659	0	0	4,659
Internet UltraSector ProFund	0	0	39,231	0	0	39,231
Mobile Telecommunications UltraSector ProFund	0	0	41,827	0	0	41,827
Oil & Gas UltraSector ProFund	0	0	85,605	0	0	85,605
Pharmaceuticals UltraSector ProFund	0	0	17,087	0	0	17,087
Precious Metals UltraSector ProFund	0	0	36,974	0	0	36,974
Real Estate UltraSector ProFund	0	0	117,009	0	0	117,009

Semiconductor UltraSector ProFund	0	0	37,030	0	0	37,030
Technology UltraSector ProFund	0	0	9,171	0	0	9,171
Telecommunications UltraSector ProFund	0	0	14,461	0	0	14,461
Utilities UltraSector ProFund	0	0	59,710	0	0	59,710
U.S. Government Plus ProFund	0	0	48,332	0	0	48,332
Rising Rates Opportunity ProFund	0	0	498,100	0	0	498,100
Money Market ProFund	0	0	1,062,865	0	0	1,062,865

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2004.

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, no firms receive the additional payments described above for distribution services and/or educational support.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2002, 2003 and 2004, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 12/31

	2002	2003	2004
Bull ProFund	$93,217	$207,209	183,810
Mid-Cap ProFund	13,723	148,664	309,407
Small-Cap ProFund	14,142	327,192	221,146
OTC ProFund	51,648	192,179	108,525
Large-Cap Value ProFund	15,331	34,391	57,044
Large-Cap Growth ProFund	12,500	83,784	15,137
Mid-Cap Value ProFund	10,259	80,779	76,969
Mid-Cap Growth ProFund	2,569	11,778	24,645
Small-Cap Value ProFund	21,721	111,675	247,313
Small-Cap Growth ProFund	13,308	76,140	120,867
Europe 30 ProFund	5,396	6,780	36,720
UltraBull ProFund	73,900	176,266	286,595
UltraMid-Cap ProFund	32,584	30,281	156,857
UltraSmall-Cap ProFund	20,931	123,210	307,556
UltraDow 30 ProFund	2,008	19,263	53,388
UltraOTC ProFund	334,122	562,582	795,036
UltraJapan ProFund	18,043	48,714	111,330
Bear ProFund	61,718	106,667	67,213
Short Small-Cap ProFund	60,398	93,436	140,059
Short OTC ProFund	2,377	24,519	49,444
UltraBear ProFund	163,195	264,294	229,204
UltraShort Mid-Cap ProFund	N/A	N/A	9,151
UltraShort Small-Cap ProFund	N/A	N/A	64,838
UltraShort Dow 30 ProFund	N/A	N/A	29
UltraShort OTC ProFund	196,942	247,947	338,654
Banks UltraSector ProFund	2,213	1,399	5,847
Basic Materials UltraSector ProFund	1,837	5,041	16,035
Biotechnology UltraSector ProFund	6,077	14,414	25,424
Consumer Goods UltraSector ProFund	N/A	N/A	8,861
Consumer Services UltraSector ProFund	N/A	N/A	1,756
Financials UltraSector ProFund	5,255	3,182	10,217
Health Care UltraSector ProFund	4,726	3,827	13,359
Industrials UltraSector ProFund	N/A	N/A	13,318
Internet UltraSector ProFund	5,080	35,799	67,866
Mobile Telecommunications UltraSector ProFund	2,516	6,395	57,192
Oil & Gas UltraSector ProFund	4,688	5,884	62,165
Pharmaceuticals UltraSector ProFund	4,282	5,540	19,552
Precious Metals UltraSector ProFund	1,818	54,833	102,487
Real Estate UltraSector ProFund	3,138	8,885	64,951
Semiconductor UltraSector ProFund	9,357	28,268	59,418
Technology UltraSector ProFund	4,338	5,836	9,720
Telecommunications UltraSector ProFund	2,379	2,350	7,706
Utilities UltraSector ProFund	3,421	8,295	14,199
U.S. Government Plus ProFund	-0-	7,495	22,472
Rising Rates Opportunity ProFund	-0-	318,048	1,411,865
Money Market ProFund	8,423	19,183	15,286

For the fiscal years ended December 31, 2002, 2003 and 2004, the Advisor paid, out of its own resources, $109,213, $219,309 and $150,387 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund offers three classes of shares: the Service Class Shares, the Investor Class Shares and the Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which loss of account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 6 ,2005, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof) except as set forth below (ProFunds are listed in alphabetical order):

Fund/Class	Total Shares	Percent
Banks-Investor
National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	34,324.73	45.22

Sperry MJC Ltd
Inter Caribbean Services Ltd
PO Box N-4906
Nassau New Providence 013	6,853.56	9.03

First Clearing, LLC
10750 Wheat First Drive
Glen Allen VA 23060	4,621.65	6.09

Banks-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	2,318.49	25.45

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	607.92	6.67

Community Plus Savings Bank
Rabbi Trust
310 W Tienken Rd
Rochester Hills MI 48306	562.29	6.17

Basic Materials-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	114,999.85	22.53

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	44,572.47	8.73

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	34,641.65	6.79

Linsco/Private Ledger COrp.
One Beacon Street
22nd Floor
Boston MA 02108	31,058.48	6.08

Trust Company Of America
PO Box 6503
Englewood CO 80155	26,126.97	5.12

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	25,694.43	5.03

Basic Materials-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	73,836.33	46.20

National Investor Services Corp.
55 Water Street
32nd Floor

New York NY 10041	14,061.50	8.80
FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	12,462.39	7.80

Bear-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	346,069.35	33.43

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	258,562.14	24.98

Pershing LLC
PO Box 2052
Jersey City NJ 07303	55,882.84	5.40

Bear-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	84,474.06	24.60

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	29,926.19	8.71

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	17,417.44	5.07

Biotechnology-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	56,078.37	24.87

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	46,483.57	20.62

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	33,897.30	15.03

Pershing LLC
PO Box 2052
Jersey City NJ 07303	21,486.89	9.53

Trustlynx & Co
P O Box 173736
Denver CO 80217-3736	12,460.88	5.53

Biotechnology-Service

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	4,111.82	15.93

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	3,430.80	13.29

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	2,171.28	8.41

Trustlynx & Co
P O Box 173736
Attn: Datalynx
Denver CO 80217-3736	1,768.15	6.85

Pershing LLC
PO Box 2052
Jersey City NJ 07303	1,593.52	6.17

Bull-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	466,928.44	43.38

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	166,728.47	15.49

Bull-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	98,566.24	40.85

National Investor Services Corp.
55 Water Street

32nd Floor
New York NY 10041	23,947.10	9.93

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	20,023.47	8.30

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	18,291.75	7.58

Consumer Goods - Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	31,966.29	40.21

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	28,816.20	36.25

Consumer Goods - Service

William Grondahl
123 Sheffield
Buffalo NY 14220	1,568.51	20.88

Consumer Services - Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	5,618.32	25.17

George F Hutton
George F Hutton Revocable Living Trust
38 South Judd Street
Honolulu HI 96817	3,733.33	16.72

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	3,591.22	16.09

ProFund Advisors LLC
7501 Wisconsin Ave
Bethesda MD 20814	2,447.70	10.96

Consumer Services - Service

J Andre Weisbrod
Staar Investorestment Trust ACF
604 McKnight Park Dr
Pittsburgh PA 15237	1,664.44	59.58

Pershing LLC
PO Box 2052
Jersey City NJ 07303	403.99	14.46

Joseph A Treves
Joseph L Stepp Trust
13749 Comanche
Tustin Ranch CA 92782	317.48	11.36

Allen Saltzman
12700 Heathland Dr
Knoxville TN 37922-4441	163.88	5.87

Mark S Ahlden
19 Raven Dr
Aurora II 60506	151.52	5.42

Europe 30-Investor

RSBCO
107 N Trenton St
Ruston LA 71270-4321	330,714.66	38.98

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	290,077.64	34.19

Europe 30-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	192,413.81	61.51

National Financial Services LLC

The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	51,507.55	16.46

Falling U.S Dollar-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	40,463.55	20.94

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	26,375.46	13.65

Maryann Berman
156 Shepherd Lane
Roslyn Heights NY 11577	19,788.04	10.24

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	16,376.62	8.47

Steven Berman
156 Shepherd Lane
Roslyn Heights NY 11577	16,105.67	8.33

Falling U.S Dollar-Service

First Clearing, LLC
10750 Wheat First Drive
Glen Allen VA 23060	8,443.68	24.57

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	5,844.78	17.01

Lawrence Deutsch
Judy Deutsch Jt Ten
14 Wydown Terrace
St Louis MO 63105	3,258.39	9.48

Oppenheimer & CO Inc.
15th Floor

125 Broad Street
New York NY 10004	1,835.00	5.34

Financials - Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	24,220.71	22.49

Pershing LLC
PO Box 2052
Jersey City NJ 07303	12,585.47	11.69

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	12,557.35	11.66

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	6,263.33	5.82

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	5,691.95	5.29

First Clearing, LLC
10750 Wheat First Drive
Glen Allen VA 23060	5,405.34	5.02

Financials - Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	44,260.78	84.73

Health Care - Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	335,362.21	41.12

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	240,693.99	29.51

Health Care - Service

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	55,127.67	39.64

Pershing LLC
PO Box 2052
Jersey City NJ 07303	12,540.69	9.02

Industrials - Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	8,574.01	18.93

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	6,144.07	13.56

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	2,576.73	5.69

Industrials - Service

Nicholas J Rajkovich
8492 Timber Trail
Brecksville OH 44141	1,680.07	43.71

Pershing LLC
PO Box 2052
Jersey City NJ 07303	674.42	17.55

Elizabeth Turbyfill
1916 Springdale Ave
Charlotte NC 28203-5326	194.43	5.06

Internet-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	102,802.35	27.34

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	45,867.35	12.20

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	33,087.09	8.80

Pershing LLC
PO Box 2052
Jersey City NJ 07303	30,354.47	8.07

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	28,214.30	7.50

Internet-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	4,236.65	19.84

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	3,529.94	16.53

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	3,189.91	14.94

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	3,185.95	14.92

Trustlynx & Co
P O Box 173736

Attn: Datalynx
Denver CO 80217-3736	2,327.92	10.90

Large-Cap Growth-Investor

RSBCO
107 N Trenton St
Ruston LA 71270-4321	68,746.69	42.48

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	38,600.23	23.85

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	9,249.72	5.72

Large-Cap Growth-Service

Kotiswamy Chowdary Gorantla
Kotiswamy Chowdary Gorantla Rev Tr
1048 Dublin Lane
Dyer IN 46311	1,513.25	20.64

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	1,498.32	20.44

Garry Tapp
Jane Tapp
6660 S Abilene Way
Englewood CO 80111	569.64	7.77

Jon R Schuh
183 N Paseo Rio Moreno
Anaheim CA 92807	558.35	7.62

David C Newman
125 York Terrace
Brookline MA 02446	458.55	6.25

Penelope Dey
17 Warren St
Nantucket MA 02554	456.38	6.22

Robert G Meier

Marjorie A Meier
4402 Peacock Lane
Rolling Meadows Il 60008	391.94	5.35

Large-Cap Value-Investor

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	226,077.66	44.00

RSBCO
107 N Trenton St
Ruston LA 71270-4321	59,175.66	11.52

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	54,339.43	10.58

Trust Company Of America
PO Box 6503
Englewood CO 80155	50,743.52	9.88

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	26,343.75	5.13

MId-Cap Growth-Investor

RSBCO
107 N Trenton St
Ruston LA 71270-4321	146,770.25	41.92

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	81,309.48	23.23

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	53,342.95	15.24

Pershing LLC
PO Box 2052
Jersey City NJ 07303	27,218.91	7.77

MId-Cap Growth-Service

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	496,388.56	86.27

Trust Company Of America
PO Box 6503
Englewood CO 80155	36,609.86	6.36

MId-Cap Value-Investor

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	325,558.58	31.49

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	203,103.63	19.64

RSBCO
107 N Trenton St
Ruston LA 71270-4321	127,593.75	12.34

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	93,851.80	9.08

Trust Company Of America
PO Box 6503
Englewood CO 80155	57,460.59	5.56

MId-Cap Value-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	66,405.63	17.43

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	32,100.97	8.43

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	25,045.85	6.57

MId-Cap-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	2,018,295.73	44.53

Pershing LLC
PO Box 2052
Jersey City NJ 07303	1,918,859.72	42.34

MId-Cap-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	65,885.39	41.90

FTC & Co
PO Box 173736
Denver CO 80217-3736	33,348.21	21.21

Mobile Telecommunications - Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	391,455.48	30.12

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	249,331.63	19.18

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	117,552.95	9.04

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	113,716.68	8.75

Pershing LLC
PO Box 2052
Jersey City NJ 07303	90,899.62	6.99

Mobile Telecommunications - Service

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	38,409.38	16.86

Pershing LLC
PO Box 2052
Jersey City NJ 07303	29,707.72	13.04

Trustlynx & Co
P O Box 173736
Attn: Datalynx
Denver CO 80217-3736	24,976.04	10.96

Money Market-Investor

Paul M Prusky
Steven G Prusky
25 East Athens Ave
Ardmore PA 19003	28,650,920.07	5.36

Money Market-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	68,320,581.96	25.54

Oil & Gas - Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	1,621,901.11	34.47

Charles Schwab & Co., Inc.
101 Montgomery Street

San Francisco CA 94104	711,853.91	15.13

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	347,773.04	7.39

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	312,914.51	6.65

Pershing LLC
PO Box 2052
Jersey City NJ 07303	272,812.35	5.80

Oil & Gas - Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	97,779.85	16.09

Trust Company Of America
PO Box 6503
Englewood CO 80155	83,800.57	13.79

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	65,177.37	10.72

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	57,092.16	9.39

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	41,439.21	6.82

OTC-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	176,404.26	42.71

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	54,601.39	13.22

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	39,123.01	9.47

OTC-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	37,619.94	71.68

Pershing LLC
PO Box 2052
Jersey City NJ 07303	4,007.12	7.63

Pharmaceuticals-Investor

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	415,727.76	33.17

Linsco/Private Ledger COrp.
One Beacon Street
23rd Floor
Boston MA 02108	178,930.67	14.28

Pershing LLC
PO Box 2052
Jersey City NJ 07303	171,781.13	13.71

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	164,556.26	13.13

Pharmaceuticals-Service

National Investor Services Corp.
55 Water Street

32nd Floor
New York NY 10041	14,603.47	18.64

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	8,637.37	11.02

Lehman Brothers Inc.
Attn: Mutual Funds Dept
399 Park Ave 6th Fl
New York NY 10022	5,000.00	6.38

Precious Metals-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	455,414.70	21.79

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	275,711.39	13.19

Terra Nova Trading LLC
100 South Wacker Dr # 1550
Chicago IL 60606	266,553.85	12.75

Terra Nova Trading LLC
100 South Wacker Dr # 1550
Chicago IL 60606	182,389.89	8.73

Pershing LLC
PO Box 2052
Jersey City NJ 07303	158,960.86	7.60

Precious Metals-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	40,490.45	29.46

Lawrence Deutsch
Judy Deutsch Jt Ten
14 Wydown Terrace
St Louis MO 63105	24,142.55	17.56

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	17,015.95	12.38

Real Estate-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	80,418.97	28.07

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	48,939.87	17.08

Sperry MJC Ltd
Inter Caribbean Services Ltd
PO Box N-4906
Nassau New Providence 013	25,492.03	8.90

Pershing LLC
PO Box 2052
Jersey City NJ 07303	18,631.18	6.50

Real Estate-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	16,930.89	40.16

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	4,869.23	11.55

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	3,532.45	8.38

Fox and Co
PO Box 976
New York NY 10268	2,838.63	6.73

Rising Rates Opportunity 10-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	339,194.83	59.72

Pershing LLC
PO Box 2052
Jersey City NJ 07303	44,575.26	7.85

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	42,318.08	7.45

Rising Rates Opportunity 10-Service

Advisors Capital Investorestments Inc
Profit Sharing Plan And Trust
17 Tripp Road
Woodstock CT 06281	78,280.32	64.14

Trust Company Of America
PO Box 6503
Englewood CO 80155	16,236.94	13.30

Rising Rates-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	9,863,974.30	30.34

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	6,835,047.77	21.02

Pershing LLC
PO Box 2052
Jersey City NJ 07303	3,665,911.79	11.27

Rising Rates-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	550,919.26	20.42

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	305,571.77	11.33

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	240,359.31	8.91

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	232,895.20	8.63

FTC & Co
Attn: Datalynx
PO Box 173736
Denver CO 80217-3736	153,037.22	5.67

Rising U.S Dollar-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	327,912.25	60.75

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	86,063.60	15.94

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	40,312.41	7.47

Rising U.S Dollar-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	61,851.40	59.05

National Financial Services LLC
The Exclusive Benefit of Our Customers

200 Liberty Street
One World Financial Center
New York NY 10281	15,978.93	15.25

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	9,970.09	9.52

Pershing LLC
PO Box 2052
Jersey City NJ 07303	9,389.22	8.96

Semiconductor-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	370,966.80	30.12

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	232,064.69	18.84

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	83,389.26	6.77

Pershing LLC
PO Box 2052
Jersey City NJ 07303	73,077.07	5.93

Semiconductor-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	67,574.09	47.38

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	28,012.28	19.64

Trustlynx & Co
P O Box 173736
Attn: Datalynx

Denver CO 80217-3736	9,349.41	6.56

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	9,169.97	6.43

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	8,374.32	5.87

Short OTC-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	494,043.95	32.17

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	214,464.13	13.96

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	132,014.73	8.60

Short OTC-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	127,669.98	39.96

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	28,009.66	8.77

Short Small-Cap-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	978,258.78	38.99

Charles Schwab & Co., Inc.

101 Montgomery Street
San Francisco CA 94104	636,198.04	25.36

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	218,341.91	8.70

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	146,107.30	5.82

Short Small-Cap-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	197,492.91	62.62

Small-Cap Growth-Investor

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	460,354.31	57.46

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	117,306.58	14.64

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	98,673.75	12.32

Small-Cap Growth-Service

FTC & Co
Attn: Datalynx
PO Box 173736
Denver CO 80217-3736	28,855.27	26.01

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	9,483.88	8.55

Small-Cap Value-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	299,272.01	68.86

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	26,105.45	6.01

Small-Cap Value-Service

FTC & Co
Attn: Datalynx
PO Box 173736
Denver CO 80217-3736	445,166.01	61.98

Trust Company Of America
PO Box 6503
Englewood CO 80155	68,901.58	9.59

Small-Cap-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	120,332.10	37.90

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	56,823.52	17.90

Henry Holoszyc
50 West 9Th St
New York NY 10011	28,240.88	8.90

Small-Cap-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	34,034.83	40.35

National Financial Services LLC
The Exclusive Benefit of Our Customers

200 Liberty Street
One World Financial Center
New York NY 10281	13,015.18	15.43

FTC & Co
PO Box 173736
Attn: Datalynx
Denver CO 80217-3736	8,675.30	10.28

Pershing LLC
PO Box 2052
Jersey City NJ 07303	5,613.89	6.65

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	5,462.58	6.48

Technology-Investor

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	63,354.84	35.52

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	26,895.10	15.08

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	17,287.43	9.69

Pershing LLC
PO Box 2052
Jersey City NJ 07303	9,634.08	5.40

Technology-Service

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	3,551.90	23.43

National Investor Services Corp.
55 Water Street

32nd Floor
New York NY 10041	2,838.90	18.73

Pershing LLC
PO Box 2052
Jersey City NJ 07303	2,263.99	14.94

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	902.16	5.95

Telecommunications-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	64,847.83	46.88

Pershing LLC
PO Box 2052
Jersey City NJ 07303	26,168.08	18.92

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	11,381.55	8.23

First Clearing, LLC
10750 Wheat First Drive
Glen Allen VA 23060	9,119.73	6.59

Telecommunications-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	6,804.22	77.54

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	870.13	9.92

U.S. Gov Plus-Investor

National Financial Services LLC

The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	255,909.45	70.24

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	20,351.51	5.59

U.S. Gov Plus-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	55,243.64	63.27

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	14,821.30	16.97

Ultra Dow 30-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	243,739.64	34.42

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	133,137.60	18.80

Ultra Dow 30-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	80,652.15	57.13

First Clearing, LLC
10750 Wheat First Drive
Glen Allen VA 23060	14,059.12	9.96

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	13,295.42	9.42

UltraBear-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	1,472,747.62	28.42

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	1,086,961.24	20.98

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	272,026.70	5.24

Pershing LLC
PO Box 2052
Jersey City NJ 07303	267,610.01	5.16

UltraBear-Service

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	90,156.10	23.28

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	61,992.39	16.01

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	60,212.93	15.55

Fiserv Securities, Inc.
100 North 20th Street
Philadelphia PA 19103	55,774.51	14.40

Trust Company Of America
PO Box 6503
Englewood CO 80155	27,574.81	7.12

UltraBull-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	781,149.39	23.95

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	655,727.23	20.11

General Welfare Group LLC
611 Enterprise Drive
Oak Brook IL 60523	612,420.99	18.78

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	245,237.33	7.52

UltraBull-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	64,509.93	22.77

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	45,848.29	16.18

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	40,158.06	14.17

Pershing LLC
PO Box 2052
Jersey City NJ 07303	39,491.89	13.94

UltraJapan-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	361,038.40	33.66

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	299,623.93	27.94

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	77,804.28	7.25

UltraJapan-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	14,991.23	16.48

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	8,095.68	8.90

UltraMid-Cap-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	553,373.37	25.13

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	446,840.55	20.29

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	295,128.04	13.40

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	110,973.29	5.04

UltraMid-Cap-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	52,504.07	33.00

Pershing LLC
PO Box 2052
Jersey City NJ 07303	44,007.61	27.66

UltraOTC-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	4,392,445.89	26.78

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	3,258,280.69	19.86

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	1,644,201.80	10.02

UltraOTC-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	217,979.13	19.59

Pershing LLC
PO Box 2052
Jersey City NJ 07303	179,282.14	16.11

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	172,558.44	15.51

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	58,991.90	5.30

UltraShort Dow 30-Investor

Penson Financial Services Inc.
1700 Pacific Ave
Suite 1400
Dallas TX 75201	39,565.31	16.20

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	25,427.52	10.41

Richard J Fabian
3991 Macarthur Blvd
Newport Beach CA 92660	22,312.01	9.14

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	21,519.31	8.81

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	17,520.82	7.17

UltraShort Dow 30-Service

Advisors Capital Investorestments Inc
Profit Sharing Plan And Trust
17 Tripp Road
Woodstock CT 06281	56,818.18	84.18

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	8,523.42	12.63

UltraShort MId-Cap-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	77,821.92	26.91

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	43,030.04	14.88

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	20,932.54	7.24

Pershing LLC
PO Box 2052
Jersey City NJ 07303	20,638.36	7.14

UltraShort MId-Cap-Service

Advisors Capital Investorestments Inc
Profit Sharing Plan And Trust
17 Tripp Road
Woodstock CT 06281	46,966.61	53.99

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	19,274.56	22.16

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	8,235.75	9.47

J.P. Morgan Investor LLC
One Beacon Street
18Th Floor
Boston MA 02108	5,488.58	6.31

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	4,431.70	5.09

UltraShort Otc-Investor

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	3,877,735.32	30.86

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	3,094,179.54	24.63

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	1,002,725.66	7.98

UltraShort Otc-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	119,212.07	27.35

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	52,471.54	12.04

Advisors Capital Investorestments Inc
Profit Sharing Plan And Trust
17 Tripp Road
Woodstock CT 06281	52,003.05	11.93

FTC & Co
P O Box 173736
Attn: Datalynx
Denver CO 80217-3736	42,517.47	9.76

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	37,507.18	8.61

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	29,027.81	6.66

UltraShort Small-Cap-Investor

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	1,747,380.34	29.10

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	1,216,341.33	20.25

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	1,031,228.44	17.17

First Trust Corporation
P O Box 173736
Attn: Datalynx House
Denver CO 80217	696,563.57	11.60

Scottrade, Inc.
Attn: Mutual Funds Dept
12800 Flushing Meadows
PO Box 31759
St Louis MO 63131-0759	397,924.08	6.63

UltraShort Small-Cap-Service

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	147,054.83	32.49

Advisors Capital Investorestments Inc
Profit Sharing Plan And Trust
17 Tripp Road
Woodstock CT 06281	132,602.94	29.29

Trust Company Of America
PO Box 6503
Englewood CO 80155	59,129.69	13.06

Ameritrade Inc
PO Box 2226
Omaha NE 68103-2226	33,043.96	7.30

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	30,113.70	6.65

UltraSmall-Cap-Investor

General Welfare Group LLC
611 Enterprise Drive
Oak Brook IL 60523	1,447,222.23	22.12

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	1,428,256.02	21.83

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	1,353,392.32	20.69

UltraSmall-Cap-Service

Pershing LLC
PO Box 2052
Jersey City NJ 07303	84,684.22	23.08

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	78,789.35	21.48

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	22,382.70	6.10

Utilities-Investor

National Financial Services LLC
The Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York NY 10281	288,744.46	29.89

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco CA 94104	94,711.47	9.80

Utilities-Service

Trust Company Of America
PO Box 6503
Englewood CO 80155	167,500.25	23.43

National Investor Services Corp.
55 Water Street
32nd Floor
New York NY 10041	105,968.03	14.83

Pershing LLC
PO Box 2052
Jersey City NJ 07303	75,537.53	10.57

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund’s investments in loan participations, such ProFund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, the American Job Creation Act of 2004, provides for 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

If, in any taxable year, a ProFund were to fail to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the ProFund failed to qualify as a RIC for a period greater than one taxable year, the ProFund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the ProFund had been liquidated) in order to qualify as a RIC in a subsequent year.

As described in the Prospectus, the Rising and Falling U.S. Dollar ProFund intend to achieve their investment objective by having significant exposure to foreign currencies and by taking positions significantly in forward currency contracts. As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The amount of an income dividend or capital gains distribution declared by a ProFund during October, November or December of a year to shareholder of record as of a specified date in such a month that is paid during January of the following year will be deemed to be received by shareholders on December 31 of the prior year.

A dividend or capital gains distribution with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan.

Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, a ProFund may elect to treat foreign currency gains or losses arising from certain section 1256 contracts as ordinary in character (See Section 988 Gains & Losses). Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In addition, the tax treatment of a payment made or received on a ProFund’s swap, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. “Appreciated financial position” excludes any position that is “marked to market” as described above.

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed with respect to ProFund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the ProFund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce its investment company taxable income, and the distribution by the ProFund will be treated as U.S.-source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from cetain section 1256 contracts as ordinary in character These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If section 988 losses exceed other investment company taxable income during a taxable year, a ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may deduct the value of the dividends received deduction. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the ProFund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital gains dividends are not eligible for the dividends received deduction. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

The long term capital gain rates, applicable to non-corporate shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning on or before December 31, 2004.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder’s address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

QUALIFIED DIVIDEND INCOME

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. It is not expected that a significant portion of distributions from Currency/Bond Benchmarked benchmarked ProFunds or Money Market ProFunds will be derived from qualified dividend income.

In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such ProFund’s shares. In any event, if the aggregate qualified dividends received by a ProFund during any taxable year are 95% or more of its gross income, then 100% of the ProFund’s dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders at the rate of 28%. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, until January 1, 2008, the ProFunds are not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, to the extent such distributions are properly designated by the ProFunds, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the ProFunds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the ProFund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the ProFunds or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the ProFund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective until January 1, 2008, if the ProFund is a U.S. real property holding corporation (as described above) such ProFund’s shares will nevertheless not constitute USRPIs if the ProFund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the non-money market ProFunds may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. Except for Money Market ProFund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a ProFund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, Money Market ProFund and U.S. Government Plus ProFund may advertise their “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc. and the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the OTC ProFund and the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Further information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DeAM also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DeAM will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Frank Russell Company nor Dow Jones make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Barra Value Index,” “S&P 500/Barra Growth Index,” “S&P Mid-Cap 400/Barra Growth Index,” “S&P Mid-Cap 400/Barra Value Index,” “S&P Small-Cap 600/Barra Growth Index,” and “S&P Small-Cap 600/Barra Value Index” are trademarks of The McGraw-Hill Companies, Inc. “New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of

Trade of the City of New York, Inc. and are licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds for the fiscal year ended December 31, 2004 are incorporated herein by reference to the Trust’s Annual Report, such

Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2005

Name	Ticker	Type	Industry	Country
Nokia OYJ	NOK	ADR	Telecommunications	FINLAND
HSBC Holdings PLC	HBC	ADR	Banks	UNITED KINGDOM
BP Amoco PLC	BP	ADR	Oil & Gas	UNITED KINGDOM
Royal Dutch Petroleum Co.	RD	NY Reg Shrs	Oil & Gas	NETHERLANDS
Vodafone Group PLC	VOD	ADR	Telecommunications	UNITED KINGDOM
SAP AG	SAP	ADR	Software	GERMANY
AstraZeneca PLC	AZN	ADR	Pharmaceuticals	UNITED KINGDOM
GlaxoSmithKline PLC	GSK	ADR	Pharmaceuticals	UNITED KINGDOM
Unilever NV	UN	NY Reg Shrs	Food	NETHERLANDS
Total Fina SA	TOT	ADR	Oil & Gas	FRANCE
STMicroelectronics NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND
Ericsson (LM) Telephone Co.	ERICY	ADR	Telecommunications	SWEDEN
Rio Tinto PLC	RTP	ADR	Mining	UNITED KINGDOM
Willis Group Holdings, Ltd.	WSH	Common Stock	Insurance	UNITED KINGDOM
DaimlerChrysler AG	DCX	Common Stock	Auto Manufacturers	GERMANY
Ryanair Holdings PLC	RYAAY	ADR	Airlines	IRELAND
Alcon, Inc.	ACL	Common Stock	Healthcare-Products	SWITZERLAND
Alcatel SA	ALA	ADR	Telecommunications	FRANCE
Novartis AG	NVS	ADR	Pharmaceuticals	SWITZERLAND
Diageo PLC	DEO	ADR	Beverages	UNITED KINGDOM
Autoliv, Inc.	ALV	Common Stock	Auto Parts & Equipment	SWEDEN
Siemens AG	SI	ADR	Miscellaneous Manufacturing	GERMANY
ASM Lithography Holding N.V.	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS
Infineon Technologies	IFX	ADR	Semiconductors	GERMANY
Flamel Technologies	FLML	ADR	Pharmaceuticals	FRANCE
Shell Transport & Trading Co.	SC	ADR	Oil & Gas	UNITED KINGDOM
Elan Corp. PLC	ELN	ADR	Pharmaceuticals	IRELAND
UBS AG	UBS	Common Stock	Banks	SWITZERLAND
Koninklijke (Royal) Philips Electronics N.V.	PHG	NY Reg Shrs	Electronics	NETHERLANDS
Sanofi-Aventis	SNY	ADR	Pharmaceuticals	FRANCE

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.